Exhibit 99.1
Virtus Investment Partners, Inc.
Non-GAAP Information and Reconciliations
(Unaudited, dollars in thousands except per share)

Reconciliation of Non-GAAP Effective Tax Rate - Revised to Non-GAAP Effective Tax Rate - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Non-GAAP effective tax rate - Revised	18.2%	19.6%	20.4%	20.3%	18.3%	18.9%	19.0%	17.9%	19.7%	18.5%
Non-GAAP effective tax rate - Historical	26.0%	26.1%	26.7%	26.6%	26.4%	26.3%	26.0%	25.3%	26.4%	26.0%
Difference A	(7.8%)	(6.5%)	(6.3%)	(6.3%)	(8.1%)	(7.4%)	(7.0%)	(7.4%)	(6.7%)	(7.5%)

A Reflects the economic tax (benefit) realized on amortization of goodwill and intangible assets

Reconciliation of Earnings Per Share - Diluted, as Adjusted - Revised to Earnings Per Share, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Earnings per share - diluted, as adjusted - Revised	$6.02	$7.14	$7.54	$8.15	$6.38	$6.91	$7.35	$7.16	$28.82	$27.79
Earnings per share - diluted, as adjusted - Historical	$5.41	$6.53	$6.92	$7.50	$5.73	$6.25	$6.69	$6.50	$26.33	$25.15
Difference A	$0.61	$0.61	$0.62	$0.65	$0.65	$0.66	$0.66	$0.66	$2.49	$2.64

A Reflects the after-tax per share economic tax benefit realized on amortization of goodwill and intangible assets

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Income Tax Expense (Benefit), as Adjusted - Revised to Income Tax Expense (Benefit), as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Income tax expense (benefit), as adjusted – Revised	$10,345	$13,170	$14,379	$15,292	$10,440	$11,636	$12,327	$11,011	$53,186	$45,414
Income tax expense (benefit), as adjusted - Historical	$14,784	$17,608	$18,817	$19,972	$15,056	$16,199	$16,869	$15,580	$71,181	$63,704
Difference A	$(4,439)	$(4,438)	$(4,438)	$(4,680)	$(4,616)	$(4,563)	$(4,542)	$(4,569)	$(17,995)	$(18,290)

A Reflects the economic tax (benefit) realized on amortization of goodwill and intangible assets

Reconciliation of Net Income (Loss) Attributable to Common Stockholders - Diluted, as Adjusted - Revised to Net Income (Loss) Attributable to Common Stockholders - Diluted, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Net income (loss) attributable to common stockholders, as adjusted - Revised	$43,838	$51,691	$54,081	$58,199	$45,118	$47,853	$50,483	$49,114	$207,809	$192,568
Net income (loss) attributable to common stockholders, as adjusted - Historical	$39,399	$47,253	$49,643	$53,519	$40,502	$43,290	$45,941	$44,545	$189,814	$174,278
Difference A	$4,439	$4,438	$4,438	$4,680	$4,616	$4,563	$4,542	$4,569	$17,995	$18,290

A Reflects the economic tax benefit realized on amortization of goodwill and intangible assets

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Income Tax Expense (Benefit), GAAP to Income Tax Expense (Benefit), as Adjusted - Revised:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Income tax expense (benefit), GAAP	$8,831	$11,748	$15,797	$19,047	$12,350	$12,403	$13,108	$13,400	$55,423	$51,261
Tax impact of:
Amortization of intangible assets, net of tax (1)	(446)	(465)	(1,004)	(1,257)	(1,197)	(1,159)	(1,175)	(1,297)	(3,172)	(4,828)
Restructuring expense, net of tax (2)	208	180	—	—	—	—	180	—	388	180
Deferred compensation and related investments (3)	(104)	142	(136)	133	162	(115)	41	82	35	170
Acquisition and integration expenses, net of tax (4)	271	(575)	(811)	678	110	(678)	118	762	(437)	312
Other, net of tax (5)	1,056	1,415	(135)	(124)	(918)	43	(11)	1,971	2,212	1,085
Seed capital and CLO investment (gains) losses, net of tax (6)	529	725	668	(3,185)	(67)	1,142	66	(3,907)	(1,263)	(2,766)
Income tax expense (benefit), as adjusted - Revised	$10,345	$13,170	$14,379	$15,292	$10,440	$11,636	$12,327	$11,011	$53,186	$45,414

Effective tax rate, GAAP	18.9%	31.1%	24.3%	32.6%	30.6%	22.5%	29.5%	28.4%	26.7%	27.4%
Effective tax rate, as adjusted - Revised	18.2%	19.6%	20.4%	20.3%	18.3%	18.9%	19.0%	17.9%	19.7%	18.5%

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Income Tax Expense (Benefit), GAAP to Income Tax Expense (Benefit), as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Income tax expense (benefit), GAAP	$8,831	$11,748	$15,797	$19,047	$12,350	$12,403	$13,108	$13,400	$55,423	$51,261
Tax impact of:
Amortization of intangible assets, net of tax (1)	3,993	3,973	3,434	3,423	3,419	3,404	3,367	3,272	14,823	13,462
Restructuring expense, net of tax (2)	208	180	—	—	—	—	180	—	388	180
Deferred compensation and related investments (3)	(104)	142	(136)	133	162	(115)	41	82	35	170
Acquisition and integration expenses, net of tax (4)	271	(575)	(811)	678	110	(678)	118	762	(437)	312
Other, net of tax (5)	1,056	1,415	(135)	(124)	(918)	43	(11)	1,971	2,212	1,085
Seed capital and CLO investment (gains) losses, net of tax (6)	529	725	668	(3,185)	(67)	1,142	66	(3,907)	(1,263)	(2,766)
Income tax expense (benefit), as adjusted - Historical	$14,784	$17,608	$18,817	$19,972	$15,056	$16,199	$16,869	$15,580	$71,181	$63,704

Effective tax rate, GAAP	18.9%	31.1%	24.3%	32.6%	30.6%	22.5%	29.5%	28.4%	26.7%	27.4%
Effective tax rate, as adjusted - Historical	26.0%	26.1%	26.7%	26.6%	26.4%	26.3%	26.0%	25.3%	26.4%	26.0%

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted - Revised:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Net income (loss) attributable to common stockholders, GAAP	$29,858	$17,614	$40,980	$33,294	$28,647	$42,373	$31,926	$35,450	$121,746	$138,396
Goodwill and intangible assets, net of tax (1)	15,302	15,176	13,857	14,113	14,115	14,077	14,096	14,224	58,448	56,512
Restructuring expense, net of tax (2)	589	510	—	—	—	—	513	—	1,099	513
Deferred compensation and related investments (3)	(296)	403	(376)	368	451	(321)	115	242	99	487
Acquisition and integration expenses, net of tax (4)	771	(1,626)	(2,233)	1,875	307	(1,901)	336	2,251	(1,213)	993
Other, net of tax (5)	5,476	8,164	5,595	7,330	53	(3,136)	(1,436)	(6,163)	26,565	(10,682)
Seed capital and CLO investment (gains) losses, net of tax (6)	(7,862)	11,450	(3,742)	1,219	1,545	(3,239)	4,933	3,110	1,065	6,349
Net income (loss) attributable to common stockholders, as adjusted - Revised	$43,838	$51,691	$54,081	$58,199	$45,118	$47,853	$50,483	$49,114	$207,809	$192,568

Weighted average shares outstanding - diluted	7,287	7,242	7,176	7,139	7,073	6,922	6,867	6,857	7,210	6,929

Earnings (Loss) Per Share - Diluted, GAAP	$4.10	$2.43	$5.71	$4.66	$4.05	$6.12	$4.65	$5.17	$16.89	$19.97
Earnings (Loss) Per Share - Diluted, as adjusted - Revised	$6.02	$7.14	$7.54	$8.15	$6.38	$6.91	$7.35	$7.16	$28.82	$27.79

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	12/31/2024	12/31/2025
Net income (loss) attributable to common stockholders, GAAP	$29,858	$17,614	$40,980	$33,294	$28,647	$42,373	$31,926	$35,450	$121,746	$138,396
Amortization of intangible assets, net of tax (1)	10,863	10,738	9,419	9,433	9,499	9,514	9,554	9,655	40,453	38,222
Restructuring expense, net of tax (2)	589	510	—	—	—	—	513	—	1,099	513
Deferred compensation and related investments (3)	(296)	403	(376)	368	451	(321)	115	242	99	487
Acquisition and integration expenses, net of tax (4)	771	(1,626)	(2,233)	1,875	307	(1,901)	336	2,251	(1,213)	993
Other, net of tax (5)	5,476	8,164	5,595	7,330	53	(3,136)	(1,436)	(6,163)	26,565	(10,682)
Seed capital and CLO investment (gains) losses, net of tax (6)	(7,862)	11,450	(3,742)	1,219	1,545	(3,239)	4,933	3,110	1,065	6,349
Net income (loss) attributable to common stockholders, as adjusted - Historical	$39,399	$47,253	$49,643	$53,519	$40,502	$43,290	$45,941	$44,545	$189,814	$174,278

Weighted average shares outstanding - diluted	7,287	7,242	7,176	7,139	7,073	6,922	6,867	6,857	7,210	6,929

Earnings (Loss) Per Share - Diluted, GAAP	$4.10	$2.43	$5.71	$4.66	$4.05	$6.12	$4.65	$5.17	$16.89	$19.97
Earnings (Loss) Per Share - Diluted, as adjusted - Historical	$5.41	$6.53	$6.92	$7.50	$5.73	$6.25	$6.69	$6.50	$26.33	$25.15

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Notes to Reconciliations:

1.Goodwill and intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related goodwill and intangible assets, including any portion that is allocated to noncontrolling interests, and the economic tax benefit realized on amortization of such assets. Management believes that making these adjustments aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions as well as comparing prior periods.
2.Restructuring expense - Certain non-recurring expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions that are not reflective of ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.
3.Deferred compensation and related investments - Compensation expense, gains and losses (realized and unrealized), and interest and dividend income related to deferred compensation and related balance sheet investments. Market performance of deferred compensation plans and related investments can vary significantly from period to period. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods
4.Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include certain transaction related employment expenses, closing costs, professional fees, and financing fees as well as any change in the fair value of contingent consideration. Integration expenses include costs incurred that are attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees, and other expenses. Management believes that making these adjustments aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.
5.Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. Employment expenses and noncontrolling interests are adjusted to exclude fair value measurements of investment manager minority interests. Other operating expenses are adjusted for non-capitalized debt issuance costs, amortization of lease termination fees and transition related expense (benefit). Interest expense is adjusted to remove gains on early extinguishment of debt and the write-off of previously capitalized costs in connection with a debt modification. Income tax expense (benefit) items are adjusted for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods.
Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

6.Seed capital and CLO investments (gains) losses - Gains and losses (realized and unrealized) of seed capital and CLO investments. Gains and losses (realized and unrealized) generated by seed capital and CLO investments can vary significantly from period to period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.
Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com